SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        12/27/99

                              Financial Asset Securitization, Inc.
               Mortgage Participation Securities Series 1997 NAMC1
                   (Exact name of registrant as specified in its charter)


   Virginia          0-15483        53-1526174
(State or Other Jurisdiction (Commission (I.R.S. Employer of Incorporation) File Number) Identification No.)

901 East Byrd Street
Richmond, Virginia                                                        23219
(Address of Principal Executive (Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item Other Events

                   On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated December 27, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

                   A.           Monthly Report Information:
                                See Exhibit No. 1

                   B.           Have any deficiencies occurred?   NO.
                                            Date:
                                            Amount:

                   C.           Item 1: Legal Proceedings: NONE

                   D.           Item 2: Changes in Securities: NONE

                   E. Item 4: Submission of Matters to a Vote of Certificate holders: NONE

                   F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
  1  Distribution Report dated:     12/27/99


                                            Loss of   Reimburse-
     Beginning                              Prin-     ment of    Remaining
     Balance       Principal    Interest    cipal     Losses     Balance
FXA-1         0.00         0.00        0.00      0.00       0.00          0.00
FXA-220,051,219.32    16,774.23  129,497.46      0.00       0.00 20,034,445.09
FXA-3         0.00         0.00        0.00      0.00       0.00          0.00
FXA-4 1,681,029.57   446,671.18   10,506.43      0.00       0.00  1,234,358.39
FXA-5 5,125,000.00         0.00   33,098.96      0.00       0.00  5,125,000.00
FXA-6 4,001,000.00         0.00   25,839.79      0.00       0.00  4,001,000.00
FXA-7 1,000,000.00         0.00    6,458.33      0.00       0.00  1,000,000.00
FXA-8   560,343.19   148,890.39    2,820.39      0.00       0.00    411,452.80
FXA-9   560,343.19 NA              1,148.70 NA              0.00    411,452.80
FXP      64,854.39        60.51 NA               0.00       0.00     64,793.88
FXS   3,278,925.79 NA             21,176.40 NA              0.00  3,226,370.40
A-1           0.00         0.00        0.00      0.00       0.00          0.00
A-2   5,326,128.01   648,079.68   34,397.91      0.00       0.00  4,678,048.32
A-3   1,951,000.00         0.00   12,600.21      0.00       0.00  1,951,000.00
A-4  13,363,850.69    12,924.83   86,308.20      0.00       0.00 13,350,925.86
P       597,604.18     1,300.19 NA               0.00       0.00    596,303.99
S       330,307.61 NA              2,133.24 NA              0.00    316,866.55
B-1   5,071,484.95     4,515.08   32,753.34      0.00       0.00  5,066,969.87
B-2   2,062,977.05     1,836.64   13,323.39      0.00       0.00  2,061,140.41
B-3   1,289,360.29     1,147.90    8,327.12      0.00       0.00  1,288,212.39
B-4     773,615.75       688.74    4,996.27      0.00       0.00    772,927.01
B-5     429,787.41       382.63    2,775.71      0.00       0.00    429,404.78
B-6     535,264.32       476.54    3,456.98      0.00       0.06    534,787.78
R             0.00         0.00        0.00      0.00 NA                  0.00
RP            0.00         0.00        0.00      0.00 NA                  0.00


                   Beginning                          Remaining
     Class         Balance      Principal   Interest  Balance
     FXA-1               0.00000     0.00000   0.00000    0.00000
     FXA-2             978.10826     0.81826   6.31695  977.29000
     FXA-3               0.00000     0.00000   0.00000    0.00000
     FXA-4             127.34711    33.83776   0.79592   93.50934
     FXA-5            1000.00000     0.00000   6.45833 1000.00000
     FXA-6            1000.00000     0.00000   6.45833 1000.00000
     FXA-7            1000.00000     0.00000   6.45833 1000.00000
     FXA-8              20.25398     5.38174   0.10194   14.87224
     FXA-9              20.25398     0.00000   0.04152   14.87224
     FXP               796.84466     0.74347   0.00000  796.10119
     FXS               336.27659     0.00000   2.17179  330.88667
     A-1                 0.00000     0.00000   0.00000    0.00000
     A-2               765.02844    93.08815   4.94081  671.94029
     A-3              1000.00000     0.00000   6.45833 1000.00000
     A-4               975.46355     0.94342   6.29987  974.52014
     P                 549.40438     1.19532   0.00000  548.20906
     S                 274.86237     0.00000   1.77516  263.67752
     B-1               977.01827     0.86983   6.30991  976.14844
     B-2               977.01829     0.86983   6.30991  976.14846
     B-3               977.01829     0.86983   6.30991  976.14846
     B-4               977.01825     0.86983   6.30991  976.14842
     B-5               977.01828     0.86982   6.30991  976.14846
     B-6               760.49688     0.67706   4.91163  759.81982
     R                   0.00000     0.00000   0.00000    0.00000
     RP                  0.00000     0.00000   0.00000    0.00000


     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Financial Asset Securitization, Inc.



                                            By        /s/ Richard Tarnas
                                            Name:   Richard Tarnas
                                            Title:    Vice President,
                                            Bank One

Dated: December 31, 1999